EXHIBIT 10.1

EXECUTION COPY

Certain identified information has been excluded from this exhibit because such information both (i) is not material and (ii) is customarily and actually treated as private or confidential. Excluded information is indicated with brackets and asterisks.

FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This First Amendment to the Collaboration and License Agreement (this “Amendment”) is made and entered into on August 5, 2025 (the “Amendment Effective Date”), by and between REGENXBIO Inc., a Delaware corporation, and AbbVie Global Enterprises Ltd., a Bermuda company (each a “Party” and collectively the “Parties”).

WHEREAS, the Parties entered into that certain Collaboration and License Agreement having an Execution Date of September 10, 2021 (the “Agreement”); and

WHEREAS, the Parties desire to, among other things, amend the Development Plan and certain development and regulatory milestones in the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.
The Parties hereby amend and replace Section 1.104 in its entirety as follows:

1.104 “Initial Registration Enabling Trial Milestone Events” means each of the following milestone events, as further described in Section 8.2.1: (a) [****] patient dosed with a Licensed Product in the first Registration Enabling Trial for nAMD Suprachoroidal Treatment; and (b)(i) [****] patient dosed with a Licensed Product in the first Registration Enabling Trial for DR Suprachoroidal Treatment (the “Phase 2B/3 SCS DR Trial”) and (ii) [****] patient dosed with a Licensed Product in the second Registration Enabling Trial for DR Suprachoroidal Treatment (the “Phase 3 SCS DR Trial”).

2.
The Parties hereby amend the Development Plan relating to DR attached to the Agreement as Schedule 3.2.1 as set forth on Exhibit A attached hereto.
3.
The Parties hereby amend and restate the first milestone event listed in the DR table of Section

8.2.1 of the Agreement as follows:

Milestone Event (DR)	Milestone Payment
[****]	$[****]
[****]	$[****]

The remaining milestone events are unchanged.

4.
The Parties hereby agree that [****], attached hereto.
5.
PARTNER [****] related to the Clinical Trial evaluating the Licensed Product for wet nAMD Subretinal Treatment as an Independent Study pursuant to Section 3.2.4 of the Agreement (the “M24-528 Study” also known as the ACHIEVE Study). PARTNER [****] of the M24-528

Study. Notwithstanding Section 3.2.4(d) of the Agreement, [****] as [****] had the M24-528 Study been [****], including if the M24-528 Study or its data is used as part of a Regulatory Approval or expanded or modified label.

6.
REGENX shall issue a press release in the form attached hereto as Exhibit C announcing the Parties' decision to begin enrolling patients in the Phase 2B/3 SCS DR Trial, the contents of which shall be mutually agreed by the Parties; it being understood and agreed that the Parties shall coordinate to issue such press release within [****] following the Amendment Effective Date in order to allow REGENX to timely file a Form 8-K with the U.S. Securities and Exchange Commission announcing the execution of this Amendment.
7.
All capitalized words or terms in this Amendment shall have the same meaning contained in the Agreement unless otherwise stated.
8.
Except as set forth in this Amendment, the terms and provisions of the Agreement are hereby ratified and declared to be in full force and effect. All future references to the Agreement shall mean to the Agreement as modified by this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies of signatures sent by email will be deemed to be originals.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

ABBVIE GLOBAL ENTERPRISES LTD. REGENXBIO INC.

By: /s/ Jonathan C. Clipper By: /s/ Curran Simpson

Name: Jonathan Champness Clipper Name: Curran Simpson

Title: Director Title: President and CEO

Exhibit A

[****]

Exhibit B

[****]

Exhibit C

[****]